Exhibit 10.1
***Text Omitted and Filed Separately with the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
Second Amendment to Sale and Supply Agreement
Sequenom, Inc. (“SQNM”) and Illumina, Inc. (“Illumina”) entered into that certain Sale and Supply Agreement with an effective date of July 8, 2011 as amended by that certain First Amendment to Sale and Supply Agreement (the “Agreement”). SQNM and Illumina desire to amend certain terms of the Agreement pursuant to the terms of this Second Amendment to Sale and Supply Agreement (the “Amendment”).
By signing where indicated below, SQNM and Illumina hereby agree to amend the terms of the Agreement as follows:
1.    Paragraph 7(b) is amended by deleting it in its entirety and replacing it with the following:
“b.    […***…] samples. Illumina shall ship and Customer shall take receipt of an additional […***…] samples worth of […***…] Consumables, as detailed by specific kits in Appendix I, by […***…]. Notwithstanding the preceding sentence, with respect to the […***…], half of these kits that make up the […***…] samples worth of […***…] Consumables ([…***…] kits) shall be received by the Customer by […***…] and the remaining half (an additional […***…] kits) shall be received by […***…]. The preceding does not apply to any other of the kits that comprise […***…] Consumables. Except for the […***…], these […***…] Consumables will be manufactured in a single lot per kit type and shipped to Customer in a single lot per kit type. Customer shall […***…] for these […***…] samples worth of […***…] Consumables, plus pay a […***…], for which Illumina shall invoice Customer after […***…]. Illumina shall invoice Customer for such […***…] Consumables pursuant to the invoicing terms of this Agreement.”
2.    The parties acknowledge that the […***…] and […***…] referenced in paragraph 7(b) of the Agreement have already been made as of the […***…].
3.    Paragraph 7(c), as amended by the First Amendment to Sale and Supply Agreement is amended by deleting the last sentence.
4.    Page A-1 of Exhibit A of the Agreement is deleted in its entirety and replaced with Attachment 1 attached hereto.
5.    Specific customer requested delivery dates for the balance of the […***…] Consumables described in paragraph 7(b) are set forth in Attachment 2 attached hereto. The minimum shelf life at time of shipment for the balance of […***…] Consumables is set forth in this Attachment 2. For the avoidance of doubt, the dates for delivery of a Forecast shall be as determined in Attachment 2 regardless of the terms of Section 6(a) of the Agreement.
6.    Page A-2 of Exhibit A of the Agreement is deleted in its entirety and replaced with Attachment 3 attached hereto.
7.    Paragraph 30(a) is amended by deleting it in its entirety and replacing it with the following:
“a. Term. This Agreement shall commence on the Effective Date and terminate five (5) years thereafter (the “Term”), unless otherwise terminated early as provided hereunder.”
8.    Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.

CONFIDENTIAL ***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have signed this Amendment as of the dates indicated below.

ILLUMINA		SEQUENOM
By:	/s/ Matt Posard	By:	/s/ Harry F. Hixson Jr.
Name:	Matt Posard	Name:	Harry F. Hixson Jr., Ph.D.
Title:	General Manager, Translational & Consumer Genomics	Title:	Chief Executive Officer
Date:	April 12, 2012	Date:	April 12, 2012

CONFIDENTIAL ***Confidential Treatment Requested

Attachment 1

Consumables

V3 Reagents

[…***…] Part Number	Description	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]

[…***…]

[…***…]

Consumables Purchase Price

Consumables purchase price is based on […***…].

Consumable Spend

Consumable Spend will be determined on the Forecast Due Date*** […***…], as follows:
[…***…].

[…***…]

[…***…]

***The Forecast Due Date […***…]

[…***…]

CONFIDENTIAL ***Confidential Treatment Requested

Attachment 2

Ship Schedule

Quantity	Catalog	Description	Customer Request Date	Minimum Shelf-Life at Shipment
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

CONFIDENTIAL ***Confidential Treatment Requested

Attachment 3

Instruments

Part Number	Description	List Price as of Effective Date of this Amendment
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Instrument Purchase Price

The purchase prices for Instruments are given in the table below. […***…].

By way of example, […***…].

Tier	Cumulative Purchase Threshold	Part Number	Description	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]

CONFIDENTIAL ***Confidential Treatment Requested